EXHIBIT 99.1

                       Certification Pursuant to 18 U.S.C
                             Section 1350 as adopted
                         pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002



In connection with the Annual Report of AngelCiti Entertainment, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, George Guttierez, Chief Executive Officer of the Company, and Dean Ward, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: March 28, 2003                 /s/  George Guttierez
                                      -----------------------------------------
                                      George Guttierez, Chief Executive Officer




Dated: March 28, 2003                 /s/  Dean Ward
                                      -----------------------------------------
                                      Dean Ward, Chief Financial Officer